Exhibit 99.2

Oct o ber 2021 Investor Presentation

Disclaimer 2 This investor presentation (the "Presentation") is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential private placement of securities in connection with a proposed business combination (the "Proposed Transaction") between B . Riley Principal 150 Merger Corp ("BRPM" or "SPAC") and FaZe Clan Inc . ("FaZe"), and for no other purpose . This Presentation is for informational purposes only and is being provided to you solely in your capacity as a potential investor in considering an investment in SPAC in anticipation of the Proposed Transaction . The information contained herein does not purport to be all - inclusive and none of BRPM, FaZe or their respective directors, officers, stockholders or affiliates makes any representation or warranty, expressed or implied as to the accuracy, completeness or reliability of the information contained in this Presentation . Any reproduction or distribution of this Presentation, in whole or in part, or the disclosure of its contents, without the prior consent of SPAC and FaZe is prohibited . By accepting this Presentation, each recipient and its directors, partners, officers, employees, attorney(s), agents and representatives agrees : (i) to maintain the confidentiality of all information that is contained in this presentation and not already in the public domain ; (ii) to return or destroy all copies of this presentation or portions thereof in its possession following the request for the return or destruction of such copies ; (iii) it is not subject to any contractual or other obligation to disclose the information in this Presentation to any other person or entity ; (iv) to use this Presentation for the sole purpose of evaluating the Proposed Transaction ; and (v) to promptly notify SPAC and FaZe and their respective representatives of any unauthorized release, disclosure or use of this Presentation or the information and data contained herein . Certain information included herein describes or assumes the expected terms that will be included in the agreements to be entered into by the parties to the Proposed Transaction . Such agreements are under negotiation and subject to change . As such, the subject matter of this Presentation is evolving and is subject to further change by SPAC and FaZe in their absolute discretion . Furthermore, all or a portion of the information contained in this Presentation may constitute material non - public information with respect to SPAC, FaZe and their affiliates, and other parties that may be referred to in the context of these or related discussions . By receipt of this Presentation, each recipient acknowledges that (i) applicable securities laws restrict a person from communicating such material non - public information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (ii) it is familiar with the Securities Exchange Act of 1934 , as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that it will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10 b - 5 thereunder . Forward Looking Statements : This Presentation includes "forward - looking statements" within the meaning of the federal securities laws, including opinions and projections prepared by the management of FaZe . These forward - looking statements generally are identified by the words "budget," "could," "forecast," "future," "might," "outlook," "plan," "possible," "potential," "predict," "project," "seem," "seek," "strive," "would," "should," "may," "believe," "intend," "expects," "will," "projected," "continue," "estimate," increase," "anticipate" and/or similar expressions that concern SPAC's or FaZe's strategy, plans or intentions, but the absence of these words does not mean that a statement is not forward - looking . Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on management’s belief or interpretation of information currently available . Because forward - looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, whether or not identified in this Presentation, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of SPAC's or FaZe's control . Actual results and condition (financial or otherwise) may differ materially from those indicated in the forward - looking statements . These forward - looking statements are subject to a number of risks and uncertainties that could cause actual results and conditions to differ materially from those indicated in the forward - looking statements, including, the various summary risk factors related to the Proposed Transaction attached as Appendix A to this Presentation, including, but not limited to : (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Proposed Transaction ; (2) the outcome of any legal proceedings that may be instituted against BRPM, FaZe, the combined company or others ; (3) the inability to complete the Proposed Transaction due to the failure to obtain approval of the stockholders of BRPM, to obtain financing to complete the Proposed Transaction or to satisfy other conditions to closing ; (4) changes to the proposed structure of the Proposed Transaction that may be required or appropriate as a result of applicable laws or regulations, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Transaction ; (5) the ability to meet stock exchange listing standards following the consummation of the Proposed Transaction ; (6) the risk that the Proposed Transaction disrupts current plans and operations of BRPM or FaZe as a result of the announcement and consummation of the Proposed Transaction ; (7) the ability to recognize the anticipated benefits of the Proposed Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees ; (8) costs related to the Proposed Transaction ; (9) changes in applicable laws or regulations, including changes in domestic and foreign business, market, financial, political, and legal conditions ; (10) the possibility that BRPM, FaZe or the combined company may be adversely affected by other economic, business, and/or competitive factors ; (11) the impact of COVID - 19 on SPAC's or FaZe's business and/or the ability of the parties to complete the Proposed Transaction ; (12) FaZe's estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments ; (13) the ability of SPAC or FaZe to issue equity or obtain financing in connection with the Proposed Transaction or in the future ; and (14) other risks and uncertainties set forth in BRPM's Form S - 1 filed with the Securities and Exchange Commission ("SEC") relating to its initial public offering, deemed effective as of February 18 , 2021 (the "Form S - 1 "), and in subsequent filings with the SEC, including the Proxy Statement/Registration Statement (as defined below) relating to the Proposed Transaction expected to be filed by BRPM with the SEC .

Disclai m er (cont.) 3 There may be additional risks that SPAC and FaZe do not presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect SPAC's and FaZe's expectations, plans or forecasts of future events and views as of the date of this Presentation . Accordingly, recipients should not place undue reliance upon any such forward - looking statements in this Presentation . Subsequent events and developments may cause SPAC's and FaZe's assessments to change . While SPAC and FaZe may elect to update these forward - looking statements at some point in the future, none of SPAC, FaZe nor any of their affiliates have any obligation to update this Presentation and SPAC and FaZe specifically disclaim any obligation to do so . These forward - looking statements are provided for illustrative purposes only and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Additional Information and Where to Find it : In connection with the Proposed Transaction, BRPM is expected to file with the SEC a registration statement on Form S - 4 containing a preliminary proxy statement/prospectus relating to the Proposed Transaction (the "Proxy Statement/Registration Statement"), and after the registration statement is declared effective, will mail the proxy statement included therein to holders of BRPM's ordinary shares in connection with BRPM's solicitation of proxies for the vote by the BRPM stockholders with respect to the Proposed Transaction and other matters as described in the Proxy Statement/Registration Statement . BRPM urges its stockholders and other interested persons to read, when available, the Proxy Statement/Registration Statement and amendments thereto and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the Proposed Transaction, as these materials will contain important information about BRPM, FaZe and the Proposed Transaction . When available, the definitive proxy statement included in the Proxy Statement/Registration Statement will be mailed to BRPM's stockholders . Stockholders of BRPM will also be able to obtain copies of such documents, without charge, once available, at the SEC's website at www . sec . gov, or by directing a request to : B . Riley Principal 150 Merger Corp, 299 Park Avenue 21 st Floor, New York, New York 10171 . Investors and security holders of SPAC and FaZe are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Proposed Transaction . Investors and security holders will be able to obtain free copies of the proxy statement and other documents containing important information about SPAC and FaZe through the website maintained by the SEC at www . sec . gov . No Representation or Warranty This Presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to the Proposed Transaction . The recipient agrees and acknowledges that this Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice . No representation or warranty, express or implied, is or will be given by the SPAC or FaZe or any of their affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Proposed Transaction and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto . The recipient also acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material . SPAC and FaZe disclaim any duty to update the information contained in this Presentation . No Offer or Solicitation ; Private Placement This Presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of BRPM or FaZe nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction . The securities to which this Presentation relates have not been registered under the Securities Act of 1933 , as amended (the “Securities Act”), or the securities laws of any other jurisdiction . This presentation relates to securities that the Company would intend to offer in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws . These exemptions apply to offers and sales of securities that do not involve a public offering . The securities have not been approved or recommended by any federal, state or foreign securities authorities, nor have any of these authorities passed upon the merits of this offering or determined that this Presentation is accurate or complete . Any representation to the contrary is a criminal offense .

Disclai m er (cont.) 4 For the avoidance of doubt, none of the SEC nor any securities commission or similar regulatory agency of any other U . S . or non - U . S . jurisdiction has reviewed, evaluated, approved or disapproved of the Proposed Transaction, including the proposed business combination presented herein or the securities, or determined that this Presentation is truthful or complete . To the fullest extent permitted by law in no circumstances will SPAC, FaZe or any of their respective subsidiaries, equity holders, affiliates, directors, officers, employees, representatives, advisers or agents be responsible or liable for a direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . Participants in Solicitation BRPM and its directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of BRPM's stockholders in connection with the Proposed Transaction . Stockholders of BRPM may obtain more detailed information regarding the names, affiliations and interests of BRPM's directors and executive officers in BRPM's Form S - 1 and in the Proxy Statement/Registration Statement when available . Information concerning the interests of BRPM's participants in the solicitation, which may, in some cases, be different than those of BRPM's stockholders generally, will be set forth in the Proxy Statement/Registration Statement when it becomes available . Statement Regarding Non - GAAP Financial measures The financial information and data contained this presentation is unaudited and does not conform to Regulation S - X promulgated by the SEC . Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, prospectus or other report or document to be filed or furnished by BRPM, FaZe, any successor entity, or any entity that is party to the Proposed Transaction with the SEC . Certain financial measures in this Presentation are not calculated pursuant to U . S . generally accepted accounting principles ("GAAP") . These non GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP . There are a number of limitations related to the use of these non - GAAP financial measures as compared to their nearest GAAP equivalents . For example, other companies may calculate non - GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the non - GAAP financial measures herein as tools for comparison . You should review FaZe’s audited financial statements, which will be presented in the Proxy Statement/Registration Statement to be filed with the SEC in connection with the Proposed Transaction, and not rely on any single financial measure to evaluate FaZe’s business . Use of Projections This Presentation also contains certain financial forecasts, including projected annual revenue, gross profit and EBITDA . FaZe’s independent auditors have not studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, no independent auditor has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation . These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Projections are inherently uncertain due to a number of factors outside of SPAC's FaZe's control . While all financial projections, estimates and targets are necessarily speculative, SPAC and FaZe believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation . Accordingly, there can be no assurance that the prospective results are indicative of future performance or that actual results will not differ materially from those presented in the prospective financial information . Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . Industry and Market Data Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, FaZe and BRPM have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness . Some data is also based on the good faith estimates of FaZe and BRPM, which are derived from their respective reviews of internal sources as well as the independent sources described above .

Disclai m er (cont.) 5 Trademarks BRPM and FaZe own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses . This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with BRPM or FaZe, or an endorsement or sponsorship by or of BRPM or FaZe . Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the @, TM or SM symbols, but such references are not intended to indicate, in any way, that BRPM or FaZe will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names . Risk Factors For a non - exhaustive description of the risks relating to an investment in the private placement in connection with the Proposed Transaction, please review "Risk Factors" in Appendix A to this Presentation .

TODAYS PRESENTERS



Lee Trink

25+ *Years in the Industry*

Chief Executive Officer

Experience

Capitol Records · Atlantic · Virgin Records



Amit Bajaj

20+ *Years of Finance Experience*

Chief Financial Officer

Experience

Centerview Partners · BIG3 · Bank of America

B. Riley Principal Merger Corp. (a B. Riley Financial company)



Daniel Shribman

15+ *Years of Finance Experience*

Chief Executive Officer

Experience

B. Riley Financial · Anchorage · Alta Equipment Company · eos

B. Riley Principal Merger Corp. (a B. Riley Financial company)



Bryant Riley

25+ *Years of Finance Experience*

Chairman

Experience

B. Riley Financial · B&W Babcock & Wilcox · Franchise Group Inc.

6

TRANSACTION OVERVIEW[1]

Transaction Overview	• B. Riley Principal 150 Merger Corp (NASDAQ: BRPM) to merge with FaZe Clan Inc. ("FaZe") • The combined company is expected to be valued at $713mm[2][3][4] post-money enterprise value representing revenue multiples of 3.8x, 1.9x, 1.1x for 2023E, 2024E, 2025E • BRPM raising an expected $118mm PIPE
Management and Board	• Pro forma FaZe will be owned 68% by existing stockholders[2][3][4] who are expected to roll 100% of their equity into the combined company • The board will be comprised of CEO Lee Trink, 2 B Riley Financial appointees, and 5-7 FaZe appointees

Sources and Uses

Sources ($mm)[2][3][4]	
BRPM Cash in Trust[2]	$173
PIPE Proceeds[3]	118
FaZe Equity Rollover	670
Roll Net Cash on Balance Sheet	10
Total Sources	**$971**

Uses ($mm)[2][3][4]	
New Cash to Balance Sheet	$264
FaZe Equity Rollover	670
Illustrative Fees & Expenses	26
Roll Net Cash on Balance Sheet	10
Total Uses	**$971**

(1) Figures may not foot due to rounding.
(2) Assumes no SPAC IPO investors redeem shares for cash in trust. Cash in trust as of 6/30/2021.
(3) Assumes $118mm PIPE.
(4) Excludes 2.2mm BRPM shares subject to earn-out, vesting ratably at $12.00, $14.00, and $16.00. Excludes seller earn-out of up to 6% of combined company shares, vesting ratably at $12.00, $14.00, and $16.00. Both earn-outs subject to five-year period post-closing. Excludes the dilutive impact of 5.75mm public warrants and 0.17mm private placement warrants with an $11.50 exercise price.

7

FaZe ov e r v iew vi d eo 8

Investment Thesis

INVESTMENT THESIS

1 Leading Digital Native Lifestyle Brand	• FaZe has expanded past its gaming roots and is becoming a voice of youth culture with 350mm+[(1)] combined social media reach and an estimated ~120mm[(2)] uniques • More cross platform actions than the next 8 Esports organizations combined[(3)]
2 Diversified Multiplatform Monetization Strategy	• Organic growth from sponsorships, content, merchandise, Esports, international expansion, and other IP verticals presents opportunity to significantly increase monetization per audience member to levels of competing organizations and leagues which represents a revenue growth opportunity of ~10x to ~200x+ today's levels[(4)]
3 Global Market Growth	• The global video streaming market is expected to grow at a CAGR of 21% from 2021E to 2028E[(5)] • ~3bn global gamers[(6)] • 400mm+ Esports viewers expected to grow ~8% per year[(7)]
4 Lucrative and Hard to Reach Demographic	• 80% of FaZe audience between 13 and 34 years old – a demographic which is challenging for advertisers to reach with traditional media[(8)] • Gen Z expected global income of $33tn by 2030E[(9)]
5 Scalable Future M&A Growth	• Opportunities for strategic and financial synergies across several verticals • FaZe believes that it can be the conduit between the digital and real world, a challenging area for traditional brands and industries
6 Strong Financial Profile	• FaZe provides a powerful combination of expected strong growth, capital efficiency and a rapid path to profitability

(1) Twitter, Instagram, TikTok, YouTube, Twitch.
(2) Unique audience represents total subscribers to FaZe owned and FaZe talent channels on YouTube as of July 31 2021.
(3) U.S. brands, Reactions, Comments, Shares, Retweets and Likes on Facebook / Twitter / Instagram, main account, 2020. Shareablee "The State of Social Media in the U.S. 2020", 2021.
(4) Based on $ per unique audience, J.P. Morgan "Alexia's Sports Rights Almanac – 2020", June 2020.
(5) Grand View Research "Video Streaming Market Size & Share Report", February 2021.
(6) NewZoo "Global Games Market Report 2021", July 2021.
(7) NewZoo "Global Esports & Live Streaming Market Report", March 2021
(8) YouTube, management analysis.
(9) Bank of America "OK Zoomer: Gen Z Primer", November 2020.

10

digital native lifestyle and media Platform and P r e m i e r e E s p o r t s or g a n i z a t i o n Founded and rooted in gaming and youth culture Att r a c t i v e abi l i t y to rea c h Gen Z and Millennials 11 FaZe Over v iew June 2021

WHAT IS FAZE?[1]

Voice of a Generation

- Conduit for reaching global Gen Z and Millennial audience; Gen Z expected global income of $33tn by 2030E[2]
- 80% of FaZe audience age 13 – 34[3]

Engagement of Loyal Fans

- Loyal fans who engage with multiple aspects of organization
- Engagement on par with top traditional live sports leagues and teams[6]



RollingStone
70s
90s / 2000s
VICE
2010s
Disney
VIACOMCBS
WARNER MEDIA
FORTNITE
KARDASHIANS
ENDEAVOR
NFL
CHAMPIONS LEAGUE
UFC
HIGHER GROUND
NBA
ROCNATION

Reach of Media Conglomerates

- 350mm+ social media reach[4]
- 1bn+ YouTube views[3]
- 700mm+ Instagram views[5]
- Global platform provides the opportunity to monetize a variety of products / services

Influence of Global Celebrities

- FaZe is at the forefront of the new creator economy
- Gaming / Esports is truly international, with ~80% of monetization taking place outside the N.A. / U.S.[7]

(1) Displayed logos are illustrative examples of companies that share category characteristics with FaZe.
(2) Bank of America "OK Zoomer: Gen Z Primer", November 2020.
(3) YouTube, management analysis.
(4) Twitter, Instagram, TikTok, YouTube, Twitch.
(5) Instagram, management analysis.
(6) Shareablee "The State of Social Media in the U.S. 2020", 2021.
(7) IDC "Worldwide Mobile In-App and In-Game Advertising Forecast, 2020–2024", December 2020, IDC "Worldwide Digital PC and Mac Gaming Forecast, 2020–2024", October 2020, IDC "Worldwide Home Video Game Console and Microconsole Forecast, 2020–2024", December 2020, PWC "Global Entertainment & Media Outlook 2020-2024", 2020.

12

FAZE FLYWHEEL

Brand

- *Creator and Gaming Talent*
- *On- / Off-Platform Content & IP*
- *Esports Teams*

Build top-tier talent roster, develop popular content / IP, and field premiere Esports teams[(1)]

CALL OF DUTY LEAGUE FORTNITE CS:GO

FaZe Select Content Creators


Nickmercs
Rug
Swagg

Audience

- *Gen Z Engagement / Gaming as Key Interest Area*
- *350mm+ Followers*[(2)]
- *Global Reach*

Omni-channel fan engagement

twitch YouTube *Live Events*

Instagram Twitter Facebook TikTok

Monetization

- *Content*
- *Sponsorships*
- *Merchandise*

- *Digital Economy*
- *International Expansion*
- *Other IP / Content Creation*

Monetization opportunities expected to enhance brand value

General Mills NISSAN beats Corona Seltzer McDonald's

(1) FaZe has teams across 10 games: Call of Duty, CSGO, Valorant, Rocket League, PUBG Mobile, PUBG, FIFA 21, FIFA Online 4, Fortnite, Rainbow Six Siege.
(2) Twitter, Instagram, TikTok, YouTube, Twitch.

13

FAZE TIMELINE

2010
- FaZe founded as a group of young trickshotters

2011
- First Esports team (Call of Duty)

CALL OF DUTY

2012
- FaZe YouTube hits 1mm subs[1] (one of first Esports teams to reach milestone)
- **Signed sponsorship deal with G FUEL**

G FUEL

2014
- **First YouTube gaming creator house**

2016
- 100mm+ follower network[2]
- First international Esports championship (CSGO)

CS GO

2017

2018



- **Lee Trink becomes FaZe CEO**

2019
- **Announced creative partnership with Man City**
- Sold out champion collab at ComplexCon / Shut down NY block pop up around FNCS[3]
- **Signed sponsorship deal with Nissan**
- Enter CDL with Cox via Atlanta FaZe
- 200mm+ follower network[2]
- Offset joins FaZe
- Nickmercs joins FaZe

2020



- Juice WRLD collab sells $1.7mm+ in 24 hours[3]
- Swagg joins FaZe
- **First FaZe5 contest, with over 200K applicants[3]**


FAZE CLAN
MONGRAAL

- FaZe Clan named most talked about Esports team on Twitter[4]

2021


30TH CHAMPIONSHIP

- Sign and develop Nuke Squad, and first female recruit Kalei
- Crash NTWRK app with our Murakami collab, selling $1.2mm+ in a day[3]



- **SI Cover**



- 350mm+ total followers[2], 10mm subs on FaZe Instagram[5]
- **Signed sponsorship deals with McDonald's and General Mills**
- **Collaboration with DC Comics / Batman**



Legend: Merch | Talent | Esports | Other | Analytics Milestone

(1) YouTube.
(2) Twitter, Instagram, TikTok, YouTube, Twitch.
(3) Internal sales and audience data, management analysis.
(4) Twitter "Over 2 Billion Gaming Tweets in 2020!", January 2021.
(5) Instagram.

14

FAZE HAS BECOME A CULTURAL PHENOMENON (2021 YTD)[1]

FIFA Skin



Dec. 2020 / Feb.

Integrate FaZe digital presence within popular game

SI Cover


FAZE

June

First Esports team on the cover

Est. 131mm+ reach across all channels

Expand sponsorships across new blue chip clients

$1.2mm+ sales in <4 hours

Crashed partner's app

Murakami


FAZE CLAN
10

June

Celebrity status of FaZe talent and broad reaching exposure

Brand power and cross-platform appeal

30th Esports Championship



Aug.

66mm impressions

1.4mm engagements

Deals with McDonald's and General Mills


Following
FaZe McDonald's

Aug.

DC Comics


DC
FAZECLAN

Sept.

James Bond Event



Oct.

15

(1) Internal sales and audience data, management analysis.

95 7 76 6 59 4 57 0 33 1 22 9 20 1 14 3 12 7 FaZe is Among the Most Recognizable Sports Brands Worldwide 16 Cross Platform Actions (1) mm 1,800 FaZe has transcended Esports / gaming to rank among the largest sports brands in the world (1) Entity Organization Athletes Total Followers Leading Social Media Following (mm) (2) FaZe #3 U.S. Individual Organization Brand by Actions FaZe (3) 31.8 331.6 363.4 Lakers (4) 27.8 214.6 242.4 Warriors (4) 29.8 76.7 106.4 Cowboys (4) 9.0 16.5 25.5 Yankees (4) 6.8 9.6 16.5 Red Sox (4) 4.5 2.3 6.8 (1) Top 10 U.S. sports brands. Reactions, Comments, Shares, Retweets and Likes on Facebook / Twitter / Instagram, main account, 2020. Shareablee “The State of Social Media in the U.S. 2020”, 2021. (2) Twitter / Instagram / TikTok / YouTube / Twitch. (3) As of July 31 2021. (4) As of September 2 2021.

11 8 7 9 13 3 32 6 200 8 2 7 9 8 3 1 , 84 0 19 2 265 17 FaZe H a s Signifi c ant Ru n way for Mo n etization Monetization Per Audience Member E s p o rts ~ $91 FaZe has significant growth potential as monetization improves on massive audience Sports (1) Relative Audiences (mm) Traditional Media (2) Digital Media (3) ~ $ 6 6 ~ $6 5 ~ $44 ~ $5 ~ $ 1 16 ~ $ 1 5 ~ $1 0 Unique Annual Viewers Average Subscribers Daily Active Users ~ 120 ~ $ 4 7 ~ $19 ~ $9 E st. Uniq u e Audience (5) Floyd Mayweather earned $275mm for McGregor fight representing $64 per U.S. PPV (4.3mm) (4) (1) J.P. Morgan “Alexia’s Sports Rights Almanac – 2020”, June 2020. (2) SNL Kagan “TV Network Summary”. (3) SEC Edgar Filings. (4) Illustrative example only; should not be relied upon as providing assurances of future trends of monetization per audience member. Forbes “How Floyd Mayweather Made A Record $275 Million For One Night Of Work”, June 2018. (5) 2021E Revenue based on management estimates. Unique audience represents total subscribers to FaZe owned and FaZe talent channels on YouTube as of July 31 2021. ~ $0 . 4 2 (5)

3 8 2 7 1 4 1 2 1 2 1 2 1 2 1 1 9 FaZe is the U nmat c h e d Leader in Gami n g Ente r tainme n t 18 Esports Cross Platform Actions (1) mm 143 FaZe has more social interactions than the next 8 Esports organizations combined FaZe G2 Esports Rex Regum QEON NRG TSM mibr Team Secret Fnatic Pain Gaming Team Vitality (1) Top 10 Esports brands. Reactions, Comments, Shares, Retweets and Likes on Facebook / Twitter / Instagram, main account, 2020. Shareablee “The State of Social Media in the U.S. 2020”, 2021.

SEASONED AND EXPERIENCED MANAGEMENT TEAM



Lee Trink

- Joined FaZe as an advisor in 2016 and CEO in 2018
- Built his own business where he managed artists like Kid Rock, The Backstreet Boys, and Ice Cube
- 25+ years of media experience including Dare Mighty Entertainment, Capitol Records, Virgin Records, Lava Records

Chief Executive Officer



Amit Bajaj

- Joined FaZe in 2021
- Significant body of transaction experience
- 20+ years of finance experience including partner at Centerview Partners and senior role at Bank of America
- Served as CEO of Big 3

Chief Financial Officer



Tammy Brandt

- Joined FaZe in 2021
- Broad experience leading legal departments across public and private companies
- 20+ years of legal and M&A experience including Dreamscape, DXC Technology, ServiceMesh, Toyota

Chief Legal Officer



Jaci Hays

- Joined FaZe in 2020
- Extensive experience overseeing digital startups, live streaming and Esports and gaming
- 25+ years of experience in media and brands including GoPro, CBS Interactive, Gamespot

Chief Corporate Alliance Officer



Kai Henry

- Joined FaZe in 2021
- Background of working with top talent and overseeing creative ventures
- 15+ years of experience in media, marketing and talent management including founding SKEE.TV, En Noir Clothing, Sol Republic Headphones

Chief Strategy Officer



Jeff Pabst

- Joined FaZe in 2019
- Strong experience developing sales organizations
- 15+ years of gaming, tech, and brand advertising expertise including Shazam, ShareThis, SpecificMEDIA

Chief Revenue Officer



Bill McCullough

- Joined FaZe in 2021
- 11x Emmy winner and one of Adweek's Top 100 Creatives for 2020
- 25+ years of content experience including NFL, HBO, Wonderland Productions

EVP of Content



Erik Anderson

- Joined FaZe in 2016
- Sits on executive board of World Esports Association
- 10+ years of media experience including Dare Mighty Entertainment

Head of Esports



Rich Flier

- Joined FaZe in 2020
- Proven experience in leading business development to expand worldwide
- 25+ years of media and brand experience including Digital Domain, Secret Identity

Head of Global



Darren Yan

- Joined FaZe in 2019
- Substantial background in talent management
- 10+ years of professional experience including UTA, Maker Studios

Head of Talent Management



Xavier Ramos

- Joined FaZe in 2019
- Broad experience building brands through tailored marketing
- 20+ years of marketing and creative business development experience including Interscope and Warner Bros. Records

SVP of Marketing



Derek Chestnut

- Joined FaZe in 2018
- Broad experience in consumer products and luxury fashion
- Previous experience includes Eric Buterbaugh, which was acquired by Puig

Head of Consumer Products

19

M a y - 1 4 J u n - 1 5 J u n - 1 6 J u l - 1 7 A u g - 1 8 A u g - 1 9 S e p - 2 0 O c t - 2 1 R I L Y S& P 5 0 0 Track Record of Value Creation – B. Riley Financial 20 RILY Financial Performance ($ in mm) (1) RILY Indexed Stock Price Performance (2)(3) Investment Portfolio (1)(4) RILY Public Portfolio Companies (MOIC Since Investment) (2) 49 70 90 208 409 865 322 423 652 903 1 ,5 73 23 113 132 190 265 580 1 ,0 26 1 ,5 04 1,897 2 ,9 67 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 J u n ' 2 1 L T M A d j u s t e d E B I T D A Revenue Total Assets P ub lic E qu ity 40% P r i va te Cred it 30% P r i va te E qu ity 20% Ot he r 10% 1,029% 239% (1) SEC Edgar Filings. (2) CapIQ. Market data as of 10/15/2021. (3) Indexed performance calculated based on share price % of price as of RILY IPO date. (4) As of 6/30/2021. 0 . 9 x 1 . 3 x 1 . 3 x 1 . 4 x 1.4x 2 . 8 x 3 . 1 x 3 . 9 x 4 . 7 x Franchise Group The Tile Shop Global Ship Lease Quantum Corporation Inspired Entertainment Alta Equipment Group Babcock & Wilcox Eos Energy Enterprises Synchronoss Technologies

Industry D y namics

FaZe benefits from shift of media consumption and demographics 22 Gen Z will Revolutionize Consumption $33 tn Estimated Global Income by 2030E (1) 49% Get Their News from Social Media (2) 40% Prefer Hanging Out With Friends Virtually (1) 61% Prefer to Watch Esports Over Traditional Sports (1) 68 Average Watched Videos Per Day (1) Ways to Reach Young Audiences Evolving ~100mm unique viewers in 2018 (6) Greater viewership than the Super Bowl in 2019 League of Legends World Championship Finals T r a v is S co t t Fortnite Concert 27.7mm live in - game participants / 167mm YouTube views (4) One of the largest in - game concerts ever V i r tual K - pop Girl Group, K/DA >450mm views on most popular video (5) Composed of League of Legends heroes Share of U.S. Marketers Using Influencer Marketing (3) % of Total U.S. Marketers with 100+ Employees 55% 62% 68% 73% 201 9 202 0 202 1 2022 New Digital Content Reaching Young Audiences (1) Bank of America “OK Zoomer: Gen Z Primer”, November 2020. (2) Ypulse “Gen Z & Millennials Have Very Different News Sources”, July 2020. (3) eMarketer, "New Forecast: US Influencer Marketing is Now a $3 billion - plus Industry", August 2021. (4) Reuters “Travis Scott's Fortnite Concert Series Draws 27.7M unique views”, April 2020. YouTube. (5) YouTube. (6) CNBC “This Esports Giant Draws in More Viewers Than the Super Bowl, and it’s Expected to Get Even Bigger”, April 2019.

FaZe Well Positioned While Traditional Sports Facing Pressure 23 Traditional Sports Skew Older % of Audience Under 34 (3) Traditional Sports Have Seen Recent Headwinds 2020 YoY % Change in Broadcast Viewership Rating (1) Stanley Cu p Fin a l NBA Fin a ls Game 6 W or ld S er ies S ea s o n O pene r Super Bowl Da y t on a 80% 45% 37% 29% 24% 14% (61% ) (58% ) (37%) (36% ) (35%) (9%) Esports Viewers +10% YoY in 2020 (2) (1) SportsPro, “Report: Stanley Cup Final TV Ratings Down 61% on 2019”, September 2020, Bloomberg “NBA Ratings Decline Points to Broader Trouble in TV Watching”, October 2020, Deadline “L.A. Dodgers’ World Series Clincher Scores All - Time Viewership Low In Early Numbers; ‘This Is Us’ Returns Down From 2019”, October 2020, Sports Media Watch “Ratings: NCAA Gymnastics, Racing, MLS and More”, 2021, SportsPro “Nascar’s Daytona 500 Ratings Fall 35% YoY to All - time Race Low”, February 2021, NY Times “Super Bowl Ratings Hit a 15 - Year Low. IT Still Outperformed Everything Else.”, February 2021. (2) NewZoo “Global Esports & Live Streaming Market Report”, March 2021. (3) Source: J.P. Morgan “Alexia’s Sports Rights Almanac – 2020”, June 2020.

$ 4 6 $ 1 29 2 0 1 0 2 0 24 E Est i mated I n creased Dema n d for C ont e nt as Con s umpti o n Shi f ts to Digital 5 1% 4 9% 3 6% 6 4% 24 Aggregate Content Spend for Top 10 Media / Streaming Platforms (1) $ in bn Traditional vs Digital Media Viewership Over Time (2) 2017 2023E Traditional (3) D igit a l (1) Wells Fargo “Media M&A — The Race for Content”, June 2021, SEC Edgar Filings. (2) eMarketer “US Time Spent with Media 2021”, April 2021. (3) Includes time spent on TV, newspapers, magazines, and radio.

28% 1 8 - 3 4 3 5 + 40% 2 - 34 3 5 + 80% 1 3 - 3 4 3 5 + 21 5 2019 Current FaZe is Well - positioned to engage and serve gen z at scale 25 Core Audience Age Breakdown FaZe Audience Indexes Significantly Younger than Other Media Averages Mass i v e FaZe A udienc e Continues to Grow FaZe Social Media Reach (2) mm FaZe reached 1bn+ social media views in 2020 Social M edia (1) Television (1) 350 + FaZe’s core audience, 13 - 34 yr. old, is a demographic that is increasingly difficult to reach with other media (1) Nielsen “The Nielsen Total Audience Report”, March 2021. (2) Twitter, Instagram, TikTok, YouTube, Twitch.

Monetization

BRAND STRENGTH AND AUDIENCE ACCESS PROVIDE EVER EXPANDING OPPORTUNITY SET

Current Opportunities

Revenue opportunities typical for a lifestyle brand and media company

Content
- Owned + talent network
- Ad revenue
- Products
- Long form content

Esports / Gaming
- Prize money
- Digital items
- League participation
- Transfers

Brand Sponsorship
- Sponsors
- Scatter
- Branded content

Consumer Products
- Branded goods
- Player deals / collabs
- Mass retail

International
- Replicate business model
- New markets
- Local talent

Opportunities of Tomorrow

Position at the forefront of the new creator and digital economy provides a diverse range of future opportunities

- Subscription Offerings
- Fan Club
- Real Money Gambling
- Live Events
- Virtual Dining Concepts
- Game Publisher Partnerships
- Metaverse / NFTs

\+ **Future Digital Trends**

27

MULTIPLATFORM MONETIZATION STRATEGY

Brand Sponsorship	• Provide access to hard to reach demographic • Long-standing relationships • Non-endemic advertisers driving growth	General Mills, McDonald's, NISSAN
Content	• Wholly owned digital content • Expanding platforms / formats	
Consumer Products	• Branded apparel, player lines, collaborations • Non-apparel – peripherals, virtual dining concepts • Opportunity to expand through M&A	  
Esports / Gaming	• 10 current teams across popular games • Global competitions / rosters • Driver of engagement • International expansion	CALL OF DUTY LEAGUE, FORTNITE, CS GO
International	• Expand proven U.S. business model • Attract local talent through brand strength	Existing FaZe Esports Presence; Select Expansion Opportunities
Other IP / M&A	• Utilize leading brand to position at forefront of future digital trends • Flexibility to rapidly capitalize on new monetization opportunities • Continued upside for business	NFTs, Live Events, Subscription Offerings, Real Money Gambling, Metaverse

28

Brand Sponsorship: Increasingly Diverse Partner Roster 29 Primarily gaming and adjacent verticals Early FaZe Sponsors Recent FaZe Sponsors Mass appeal food and beverage, auto, technology etc. FaZe’s Sponsorship portfolio has expanded as blue - chip sponsors have recognized the power, reach and affinity for the FaZe brand and core audience FaZe 2025E Sponsorship Revenue / Cross Platform Actions (1) of ~$100mm (2) / 143mm (1) vs. Sports Current Figures $1.5bn (3) / $1.4bn (3) / $1.0bn (3) / $0.7bn (3) / $0.3bn (4) 957mm (1) 1.8bn (1) 331mm (1) 201mm (1) Larger corporations unable to reach Gen - Z demo through traditional media FaZe’s diversified content offerings and highly engaged Gen - Z audience Niche sponsorship categories continue to arise as companies become more specialized (4) Public Filings. (1) Reactions, Comments, Shares, Retweets and Likes on Facebook / Twitter / Instagram, main account, 2020. Shareablee “The State of Social Media in the U.S. 2020”, 2021. (2) Based on management estimates. (3) Front Office Sports “NFL Remains Atop US Sports Leagues' Sponsorship Revenue”, February 2021.

CONTENT: FAZE IS A LEADING DIGITAL PUBLISHER WITH A FOCUS ON CREATING IP FOR THE FUTURE

Distribution	Today	Future State[1]
Platforms	YouTube, twitch, TikTok	HBO, N, TNT, nickelodeon, B/R BLEACHER REPORT
Formats	DIGITAL, SOCIAL, MERCH, LIVE STREAM / EVENTS	MUSIC, DOCUMENTARY, PODCASTS, LINEAR SERIES

FaZe is evolving from a digital publisher into an IP engine, diversifying into different content verticals across a wide array of platforms

(1) Represents illustrative potential opportunities / partners.

30

CONSUMER PRODUCTS: GROWING FAZE AS AN ESPORTS / GAMING LIFESTYLE BRAND



2016
2018
Current
2024E(1)
Branded Merch.
Branded Merch.
Collabs
Branded Merch.
Player Lines
Collabs
Branded Merch.
Player Lines
Collabs
Mass Retail
Int'l
NFTs
Food
Peripherals

Growth expected to accelerate as depth and breadth of consumer product offerings and distribution expand

31

(1) Represents illustrative potential opportunities.

ESPORTS / GAMING: EXPANDING REACH

- Esports is key to building and reinforcing the FaZe brand, particularly internationally given the global nature of the competitions and rosters
- FaZe has competed professionally for over 9 years and continues to seek out new opportunities to expand its reach
- FaZe plans to continue to enter new games like Rocket League that expand FaZe brand and presence domestically and internationally

30
Championships

Expansion Opportunities(1)

League of Legends
League of Legends Wild Rift
Halo
Free Fire
Apex Legends
Mobile Legends

Call of Duty League
CS:GO
Valorant
Rocket League
PUBG Mobile
PUBG Corporation
FIFA 21
FIFA Online 4
Fortnite
Rainbow Six Siege

(1) Represents illustrative potential opportunities.

32

INTERNATIONAL: WELL POSITIONED TO WIN

FaZe Brand Global but U.S. Centric Business

~50%[1] *% Audience Outside U.S.*

~5%[1] *% Revenue Outside U.S.*

International Market Offers Significant Upside

82%[2] *% of Global Gaming Revenue Outside N.A.*

76%[3] *% of Global Esports Revenue Outside U.S.*

Target Expansion



APAC / China

Largest gaming market[2], strong potential partners



Latam / Brazil

Large, passionate gaming market, expected to experience substantial growth in the near term[4]



Middle East

Rapidly growing market[2]

International expansion presents a large and untapped opportunity for FaZe to replicate its current U.S. based strategy abroad

(1) YouTube, internal sales and audience data, management analysis.
(2) Data on U.S. not available. IDC "Worldwide Mobile In-App and In-Game Advertising Forecast, 2020–2024", December 2020, IDC "Worldwide Digital PC and Mac Gaming Forecast, 2020–2024", October 2020, IDC "Worldwide Home Video Game Console and Microconsole Forecast, 2020–2024", December 2020.
(3) PWC "Global Entertainment & Media Outlook 2020-2024", 2020.
(4) Evercore "Ready, Aim, Monetize", November 2020.

33

Financial Overview

$1 0 $2 8 $6 4 $12 3 $21 0 Strong Ex p ected Growth E x pe c ted to Dri v e Margin Ex p ansion 35 Adjusted EBITDA (1)(2) Gross Profit (1) $ in mm $ in mm Revenue (1) (38%) (15%) 7% 16% 20% 20% 31% 34% 32% 32% 2021E 2022E 2023E 2024E 2025E Margin (3) % FaZe provides a powerful combination of expected strong growth, capital efficiency and a rapid path to profitability (1) Based on management estimates. (2) FaZe calculates Adjusted EBITDA as Net Income / (Loss) plus Interest Expense, plus Taxes, plus Depreciation and Amortization, plus one - time, non - recurring costs. (3) Calculated as Gross Profit divided by Revenue. (4) Calculated as Adjusted EBITDA divided by Revenue. ($19) ($14) $1 3 $6 0 $13 1 2021E 2022E 2023E 2024E 2025E Margin (4) % 32% 82% 105% 102% 71% $5 0 $9 1 $18 8 $37 9 $65 1 2021 E 2022 E 2023 E 2024 E 2025E YoY Growth $ in mm Brand Sponsorship Content Esports / Gaming Co n s u m e r P rodu cts International M&A Emerging Monetization Areas

Illust r ative 2020 - 2025E Financials Brid g e 36 Key A s s um p tio n s • Assumes proceeds from SPAC Trust Account and PIPE received December 31 2021 • International acquisition / partnership in 2022E • Expanded slate of live and scripted programming • 3 acquisitions (to be identified in future) • Continue to add new sponsors and brand deals at higher per deal averages • Implied $3.52 per unique fan by 2025 (2) – $3.02 per unique fan from existing business – $0.50 per unique fan from emerging monetization areas $12 (2) Unique audience represents total subscribers to FaZe owned and FaZe talent channels on YouTube as of July 31 2021. $133 $145 $17 $81 $98 $3 $17 $7 $43 $50 $20 $17 8 $17 8 $68 $68 $92 $9 2 $38 $651 2020 Revenue Content Brand S p on s o r s hip E s po r t s / Gaming Con s umer Products In t e r n a t iona l M & A Emerging Mo ne t i z a t ion Areas 2025E Re v enu e Revenue (1) $ in mm (1) Based on management estimates. Figures may not foot due to rounding.

Improved Monetization Expected to Provide Significant Upside to Plan 37 Implied FaZe 2025E Revenue Assuming Current Peer League $ per Fan Levels and FaZe 2025E Audience (2) Implied by Management Plan (1) Avg. Unique Audience (mm) $ per Fan Total Re v . ($mm) $50 $651 2021E 2025E ~120 (3) 185 15% CA GR $3.02 from Existing Businesses and $0.50 from New Businesses $ in bn E s p o rts $ per Fan (3) Unique audience represents total subscribers to FaZe owned and FaZe talent channels on YouTube as of July 31 2021. $16 .8 $12 .2 $11 .9 $8 .2 $0 .9 BA ~$91 ~$66 ~$65 ~$44 ~$5 X X ~$0. 4 2 $ 3 .52 (1) Based on management estimates. (2) J.P. Morgan “Alexia’s Sports Rights Almanac – 2020”, June 2020.

Transaction Ov e rview

39 $173mm BPRM cash held in trust and expected $118mm PIPE will be used to fund organic investment, support M&A, pay transaction expenses and other general corporate purposes Existing FaZe shareholders expected to roll 100% of their existing equity into the combined company Transaction expected to close Q1 2022 Transaction Ov e r v ie w (1) Transaction Highlights Post - Transaction Ownership (2)(3)(4) Sources & Uses ($ in mm) Valuation Analysis ($ in mm Except Share Price) 67.9% 17 . 5% 2 . 7% 11.9% B R PM S pon s o r FaZe Existing Shareholders BRPM Public Shareholders PIPE Investors (1) Figures may not foot due to rounding. (2) Assumes no SPAC IPO investors redeem shares for cash in trust. Cash in trust as of 6/30/2021. (3) Assumes $118mm PIPE. (4) Excludes 2.2mm BRPM shares subject to earn - out, vesting ratably at $12.00, $14.00, and $16.00. Excludes seller earn - out of up to 6% of combined company shares, vesting ratably at $12.00, $14.00, and $16.00. Both earn - outs subject to five - year period post - closing. Excludes the dilutive impact of 5.75mm public warrants and 0.17mm private placement warrants with an $11.50 exercise price. BRPM Sponsor includes 520k private placement units. PF Shares Outstanding (4) I llu s t r a t i v e S ha re Pr i c e $10.00 PF Market Cap $987 99 Transaction Ent. Val. Multiples 2023 E R e v enu e 3 . 8 x 2024 E R e v enu e 1 . 9 x Uses (2)(3)(4) New Cash to Balance Sheet $ 264 F a Z e E qui t y R ollo v e r 670 Illustrative Fees & Expenses 26 Sources (2)(3)(4) B R PM C a s h i n T r u s t (2) PIPE Proceeds (3) F a Z e E qui t y R ollo v e r $173 118 670 R ol l N e t C a s h o n B / S 10 R ol l N e t C a s h o n B / S 10 PF Excess Cash (274) Total Sources $971 Total Uses $971 PF Enterprise Value $713 2025E Revenue 1.1x

16 . 5% 8 . 7% 8 . 2% 6 . 4% 5 . 6% 3 . 5% 15 . 6% 6 . 1% 3 . 2% 18 . 8% 13 . 7% 30 . 4% 27 . 9% 40 Ope r ational Bench m arking Premium Content / IP Lifestyle Brands Platforms (3) 7.9% 19.9% (3) Sports Teams Games / Esports (3) 17.8% Median: 8.5% Median: 5.6% Median: 6.1% Median: 17.8% Median: 27.9% (1) Public Filings and FactSet. Market data as of 10/15/2021. Comparable companies selected based on shared business and financial characteristics. (2) Based on management estimates. (3) ’22E – ’23E YoY growth due to lack of ’24E estimates. '22E - '24E Revenue CAGR (1) (2) 103.7%

3 . 8 x 5 . 2 x 4 . 9 x 3 . 7 x 3 . 5 x 6 . 2 x 3 . 2 x 2 . 8 x 5 . 2 x 4 . 5 x 2 . 2 x 6 . 6 x 4 . 1 x 2 . 0 x 11 . 1 x 7 . 0 x 4 . 0 x 1 . 9 x 4 . 7 x 4 . 4 x 3 . 4 x 3 . 2 x 5 . 9 x 3 . 2 x N A 5 . 2 x 4 . 3 x 2 . 0 x 5 . 7 x N A 1 . 8 x N A 5 . 4 x 3 . 3 x 41 Trading Multiples Analysis Premium Content / IP Lifestyle Brands Platforms Enterprise Value / '23E Revenue (1) Enterprise Value ($ in bn) (1) Enterprise Value / ’24E Revenue (1) Sports Teams Games / Esports Median: 4.3x Median: 3.2x Median: 4.5x Median: 4.1x Median: 7.0x Median: 3.9x Median: 4.6x Median: 4.3x Median: 3.7x Median: 4.3x (2) (2) (1) Public Filings and FactSet. Market data as of 10/15/2021. Comparable companies selected based on shared business and financial characteristics. 2022E multiples excluded due to FaZe 2022E estimates not including full benefit of SPAC and PIPE proceeds. (2) Based on management estimates. $0.7 $13.0 $10.0 $4.9 $21.1 $5.0 $2.9 $1.8 $53.9 $37.8 $0.4 $43.3 $4.9 $0.8 $42.3 $31.8 $3.0

Dec - 14 Jul - 16 Sep - 16 Jun - 18 Feb - 18 Apr - 19 May - 19 Aug - 19 Jan - 20 Jan - 20 Nov - 20 Dec - 20 Dec - 20 May - 21 May - 21 Jun - 21 Jun - 21 Aug - 21 5 . 7 x 5 . 8 x 4.4x 6 . 2 x 2.5x 7 . 4 x 2 . 6 x 3 . 0 x 8 . 3 x 4 . 8 x 4 . 2 x 4 . 8 x 7 . 5 x 9 . 5 x 5 . 9 x 9 . 9 x 5 . 5 x 7 . 2 x 42 Pr e ce d ent Transactions Transaction Value / Trailing 12 Months Revenue (1) Transaction Value ($ in mm) (1) Transaction Date (Announcement) (1) T arget A c q ui rer (4) Median: 5.8x Sports / Esports Lifestyle Brands Premium Content / IP Se r ie s D F un di n g Round $3,500 $4,000 $8,000 $19 $237 $200 $4,295 $3,625 $500 (2) $453 $2,100 $9 $300 $3,800 $8,450 $3,700 $28 $900 Se r ie s F F un di n g Round (2) Se r ie s E F un di n g Round (3) (1) CapIQ, Pitchbook, Owler. All transactions represent M&A unless specifically noted as a funding round / capital raise. Transactions selected based on Esports, entertainment and media companies with comparable portions of business that closed since 2016. TTM Revenue representative of 6 months +/ - close date for Barstool Sports, Inc., Wondery, Fragbite Group AB (OM:FRAG), Entertainment One, Starz Entertainment LLC, RLJ Entertainment, Asap Italia and Legendary Entertainment. (2) Based on 50.1% investment in 2016. (3) Based on latest funding round in 2018. (4) Minority deal to acquire 36% stake.

Append i x A

Risk Factors 44 The risks presented below are certain of the general risks related to Faze Clan Inc. (“ the Company ” or “ FaZe ”), B. Riley Principal 150 Merger Corp. (the “ SPAC ”) and the proposed business combination between FaZe and the SPAC (the “ Business Combination ”) and such list is not exhaustive. The list below has been prepared solely for purposes of the private placement transaction (the “ Private Placement ”), and solely for potential Private Placement investors, and not for any other purpose. You should carefully consider these risks and uncertainties, and should carry out your own diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in the Private Placement before making an investment decision. Risks relating to the business of FaZe will be disclosed in future documents filed or furnished by FaZe and the SPAC with the U.S. Securities and Exchange Commission (“ SEC ”), including the documents filed or furnished in connection with the Business Combination. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of FaZe and the SPAC and the Business Combination, and may differ significantly from, and be more extensive than, those presented below. All references below to “we,” “us” or “our” refer to the business of FaZe. We have incurred and expect to continue to incur operating losses and may not establish and maintain profitability in the future . Our business depends on the strength of our brand, and if we are not able to maintain and enhance our brand, we may be unable to sell our products or services, consumer engagement may decline, which could have a material adverse effect on our business, financial condition, and results of operations . Our business depends on our ability to strengthen our strong community of brand partners, engaged consumers, content creators influencers and Esports athletes and teams . We may not be able to maintain and enhance our existing brand community if we receive complaints, negative publicity or otherwise fail to live up to consumers’ expectations, which could materially adversely affect our business, operating results and growth prospects . A limited number of Esports professionals, influencers and content creators historically have accounted for a substantial portion of our revenue . If these Esports professionals, influencers and content creators were to become less popular and we are unable to identify and acquire suitable replacements, our business and prospects could suffer . Competition within the broader entertainment industry is intense and our existing and potential consumers may be attracted to competing forms of entertainment such as television, movies and sporting events, as well as other entertainment and gaming options on the Internet . If our Esports professionals, influencers and content creators do not maintain or increase their popularity, our business, financial condition, results of operations and prospects would be materially adversely affected . Misalignment with public and consumer tastes and preferences for entertainment and retail consumer products could negatively impact demand for our entertainment offerings and products our business, financial condition, results of operations and prospects would be materially adversely affected . We primarily rely, and expect to continue to primarily rely, on third - party platforms such as YouTube, TikTok, Twitter, Instagram and Twitch to deliver our content offerings to followers and potential viewers and any failure, disruption of or interference with our use of such streaming services could disrupt the availability of our content and adversely affect our business, financial condition, results of operations and prospects . Ris k s Rela t ed t o F a Z e ’ s B u si n ess, I n d u s t ry, F i n a n cial C o n d i t i o n s, a n d Res u l t s o f O p era t i o n s We rely, and expect to continue to rely, on third - party platform and game developers to maintain and periodically update the platforms and games our Esports professionals compete on as well as the platforms and games used by our influencers and content creators . If these developers do not meet product development schedules or otherwise maintain their products, our business may be adversely affected . Significant disruption during live events that we participate in may adversely affect our business, such as power and internet outages or other interruptions . We focus our business on our Esports professionals, influencers and content creators and consumers, and acting in their interests in the long - term may conflict with the short - term expectations of investors . Negative events or negative media coverage relating to, or a declining popularity of, gaming in particular, or other negative coverage of our brand, or third parties with whom we are affiliated with, may adversely impact our ability to retain existing consumers of our entertainment offerings or attract new consumers, which could have an adverse impact on our business, financial condition, results of operations and prospects . Some content creators or other persons associated with us may make unauthorized, fraudulent, or illegal use of games on third - party platforms, including through unauthorized third - party websites or “cheating” programs, which may negatively impact our brand and adversely affect our business . Use of social media and influencers may materially and adversely affect our reputation or brand and may subject us to fines or other penalties . As laws and regulations rapidly evolve to govern the use of these platforms and devices, failure to abide by applicable laws and regulations in the use of these platforms and devices or otherwise could subject us to regulatory investigations, class action lawsuits, liability, fines or other penalties . In addition, an increase in the use of social media for marketing may cause an increase in our burden to monitor compliance of such materials, and increase the risk that such materials could contain problematic product or marketing claims in violation of applicable regulations . We rely on certain assumptions and estimates in calculating our key metrics, and real or perceived inaccuracies in such metrics may harm our reputation and negatively affect our business . Our industry is subject to rapid technological change, and if we do not adapt to, and appropriately allocate our resources among, emerging technologies and business models, our business may be negatively impacted .

Risk Factors (Cont.) 45 We depend in part on internet search engines to direct traffic and refer new consumers to us . If search engines’ methodologies and policies are modified or enforced in ways we do not anticipate, or if our search results page rankings decline for other reasons, traffic to our website, YouTube, TikTok, Twitter, Instagram and Twitch, as well as overall retention or engagement could decline, which could have a significant negative impact on our business and results of operations . If we are unable to compete effectively for advertisers and sponsors, our business, revenue and financial results could be negatively affected . We must effectively operate with mobile operating systems, web browsers, social media applications, networks, regulations and standards, which we do not control . Changes in our content offerings on or other changes to such mobile operating systems, web browsers, social media applications, networks, applicable laws regulations and standards may negatively impact our business . We rely on software, technologies and related services from other parties, and problems in their use or access could increase our costs and harm our business, revenue and financial results . The importance of retail sales to our business exposes us to the risks of that business model, including negative economic conditions affecting the purchases of discretionary items, supply chain and other distribution issues or disruptions, fluctuations in sales and the volatility of consumer preferences . Our business may be harmed if our Esports professionals, influencers and content creators , or other third parties with whom we are affiliated with and rely upon, act in ways that put our brand at risk . If we are unable to maintain, train and build effective domestic and international sales and marketing infrastructure, we will not be able to commercialize and grow our brand successfully . If we are unable to renew or replace key commercial agreements on similar or better terms, or attract new sponsors, our business, revenue and financial results could be negatively affected . Negotiation and pricing of key media contracts are outside our control and those contracts may change in the future . The effect of uncertainties related to the global COVID - 19 pandemic on U . S . and global economies, including delays as to live events returning, has in the past and could in the future continue to impact our business, results of operations, and financial condition . Esports competitions cannot be relied upon as a consistent source of income, as our source of income does not materially come directly through the performance of Esports, but rather through Esports professionals, influencers and content creators interacting . We could be negatively affected by current and other future rules or regulations set forth by the Esports leagues in which we currently, or in the future may, participate . We may be unable to effectively manage the continued growth and the scope and complexity of our business, including our expansion into adjacent industries or business opportunities with well - established competitors . Risks Related to FaZe’s People We are a global company and are subject to the risks and uncertainties of conducting business outside the United States . While international expansion is one of our growth objectives, we may not be able to materialize on available acquisition opportunities, or guarantee that we will successfully integrate those acquisitions into our existing business . Fluctuations in exchange rates may negatively affect our results of operations . Any cybersecurity - related attack, significant data breach, or disruption of the information technology systems or networks on which we rely could negatively impact our business . We may invest in or acquire other businesses, and our business may suffer if we are unable to successfully integrate acquired businesses into our company or otherwise manage the growth associated with multiple acquisitions . Changes in our business strategy, as well as acquisitions, investments, divestitures and other strategic restructuring transactions could result in operating difficulties and other negative consequences . The loss of one or more of our key executives, or our failure to attract and retain other highly qualified personnel in the future, could seriously harm our business . Our workforce and operations have grown substantially since our inception and we expect that they will continue to do so . If we are unable to effectively manage that growth, our financial performance and future prospects will be adversely affected . The continued growth and success will depend on the performance of certain of the current and future key Esports and content - creating employees of FaZe . Recruitment and retention of these individuals is vital to growing our business and any failure to attract or retain our key Esports and content - creating personnel could harm our business . An increase in the relative size of Esports and content creator salaries or talent acquisitions costs could negatively impact our business . Risks Related to FaZe’s Intellectual Property The success of our business is highly dependent on the existence and maintenance of intellectual property rights in the entertainment products and services we create . We may be unable to maintain or acquire licenses to include intellectual property owned by others in our entertainment offerings . If we fail to maintain, protect or enforce our intellectual property rights, the value of our brand and other intangible assets may be diminished, and our business, results of operations, financial condition and prospects could be negatively impacted .

Risk Factors (Cont.) 46 Risks Related to FaZe’s Legal Proceedings and Regulatory Matters We are involved in, and in the future may become involved, in claims, suits ,government investigations and other proceedings arising in the ordinary course of our business . The outcomes of any such current or future legal proceedings could have a negative impact on our business . The Company regularly becomes aware of infringement by third parties with respect to its intellectual property ; identifying and defending the Company’s rights against infringements is costly . We could become involved in future legal disputes involving our intellectual property claims or other disputes that are expensive to support, and if resolved adversely to us, could harm our business, revenue and financial results . Failure to comply with governmental laws and regulations could harm our business . Our insurance may not provide adequate levels of coverage against claims . Changes in regulations applicable to our business, including the Internet, may impair the profitability of our business . Our operations outside the United States may be adversely affected by the operation of laws and regulations in those jurisdictions . Existing and future laws that permit skill - based gaming may be accompanied in the future by regulatory and/or licensing requirements, which could have an adverse effect on our business, financial condition, results of operations, growth prospects and reputation . Our business, products, and distribution, as well as the services of third - parties upon which we rely, are subject to increasing regulation in certain key territories around the world . If we or they do not successfully respond and adapt to these regulations, our business could be negatively impacted . The laws and regulations concerning data privacy are continually evolving . Failure to comply with these laws and regulations could harm our business . Labor disputes may disrupt our operations and adversely affect our business, financial condition and results of operations . Risks Related to FaZe’s Tax, Financial and Accounting Matters As a public reporting company, FaZe will be subject to rules and regulations established by the SEC and Nasdaq regarding FaZe’s internal control over financial reporting . FaZe may not complete needed improvements to its internal control over financial reporting in a timely manner, or these internal controls may not be determined to be effective, which may adversely affect investor confidence in FaZe’s company and, as a result, the value of FaZe’s stock and your investment . The failure to successfully implement and maintain accounting systems could materially adversely impact FaZe’s business, results of operations, and financial condition . Following the Business Combination, FaZe’s failure to timely and effectively implement controls and procedures required by Section 404 (a) of the Sarbanes - Oxley Act that will be applicable to it after the Business Combination is consummated could have a material adverse effect on its business . Changes in tax laws may adversely affect FaZe, and the Internal Revenue Service or a court may disagree with tax positions taken by FaZe . The interpretation and application of new United States tax legislation or other changes in United States or non - U . S . taxation of our operations could harm our business, revenue and financial results . Our financial results may be adversely affected by changes in accounting principles generally accepted in the United States . If our judgments or estimates relating to our critical accounting policies are based on assumptions that change or prove to be incorrect, our results of operations could fall below expectations of securities analysts and investors, resulting in a decline in our stock price . Risks Related to SPAC and the Business Combination Directors of SPAC have potential conflicts of interest in recommending that its stockholders vote in favor of approval of the Business Combination . The Placement Agent and its affiliates (the “Group”) are engaged in a wide range of financial services and businesses (including investment management, financing, securities trading, corporate and investment banking and research) and there may be situations where parts of a Group and/or their clients either now have or may in the future have interests, or take actions, that may conflict with the Company’s interests . For example, the Group has in the past and may, in the ordinary course of business, engage in trading in financial products or undertake other investments for their own account or on behalf of other clients, including, but not limited to, trading in or holding long, short or derivative positions in securities, loans or other financial products of the Company, or other entities connected with a transaction . The Placement Agent was an underwriter of the initial public offering of the Company and has several relationships wit the Company, including : Daniel Shribman is the Company’s Chief Executive Officer and the Company’s Chief Financial Officer and the President of B . Riley Principal Investments, LLC and Chief Investment Officer of B . Riley Financial, affiliates of the Placement Agent . SPAC’s initial stockholders, officers and directors may agree to vote in favor of the Business Combination, regardless of how its public stockholders vote . The SPAC’s sponsors, directors, officers, advisors, and their affiliates may enter into certain transactions, including purchasing shares or warrants from public stockholders, which may influence a vote on the Business Combination and reduce the public “float” of its securities .

Risk Factors (Cont.) 47 In light of the SEC’s Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies issued on April 12 , 2021 (the “Statement”), the SPAC concluded that its warrants should be accounted for as a liability (rather than as equity) and, as a result, determined it was appropriate to restate its previously issued audited balance sheet as of February 23 , 2021 . Relatedly, SPAC also assessed the adequacy of its internal controls over financial reporting and disclosure controls and procedures and following such process, the SPAC identified a material weakness in its internal controls over financial reporting . The SPAC and, following the Business Combination, FaZe, may face litigation and other risks as a result of any material weaknesses that may be identified in SPAC’s internal control over financial reporting . There has been increase scrutiny and litigation of SPACs and their business combinations, and the Company and business combination could be subject to litigation, which could be expensive and time - consuming . Post Business Combination, FaZe may invest or spend the proceeds of the Business Combination and Private Placement in ways with which the investors may not agree or in ways which may not yield a return . Each of SPAC and FaZe have incurred and will incur substantial costs in connection with the Business Combination, Private Placement and related transactions, such as legal, accounting, consulting, and financial advisory fees, which will be paid out of the proceeds of the Business Combination and the Private Placement . The ability of SPAC’s public stockholders to exercise redemption rights with respect to a large number of shares could deplete SPAC’s trust account prior to the Business Combination and thereby diminish the amount of working capital of the combined company . Uncertainty about the effect of the Business Combination may affect FaZe’s ability to retain key employees and integrate management structures and may materially impact the management, strategy, and results of its operation as a combined company . Neither the SPAC board of directors nor any committee thereof obtained a third - party valuation in determining whether or not to pursue the Business Combination . SPAC is an emerging growth company within the meaning of the Securities Act of 1933 , as amended, subject to reduced disclosure requirements, and there is a risk that availing itself of such reduced disclosure requirements will make its common stock less attractive to investors . The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisﬁed or waived, the Business Combination agreement may be terminated in accordance with its terms and the Business Combination may not be completed . Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination . Changes to the proposed structure of the Business Combination may be required as a result of applicable laws or regulations . Following the Business Combination, anti - takeover provisions contained in FaZe’s restated certificate of incorporation and amended and restated bylaws, as well as provisions of Delaware law, could impair a takeover attempt . Claims for indemnification by FaZe’s directors and officers may reduce FaZe’s available funds to satisfy successful third - party claims against FaZe and may reduce the amount of money available to FaZe . FaZe’s certificate of incorporation and bylaws currently provide, and following the Business Combination, FaZe’s restated certificate of incorporation and amended and restated bylaws will provide, for an exclusive forum in the Court of Chancery of the State of Delaware for certain disputes between FaZe and its stockholders, and that the federal district courts of the United States will be the exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933 , which could limit FaZe’s stockholders’ ability to obtain what such stockholders believe to be a favorable judicial forum for disputes with FaZe or FaZe’s directors, officers or other employees . FaZe will incur significant expenses as a result of being a public company, which could materially adversely affect FaZe’s business, results of operations, and financial condition . Investment in the Private Placement bears a high degree of risk – you may experience a partial or complete loss of your investment ; The placement agent in the Private Placement may have potential conflicts of interest which if not handled in accordance with the SEC rules, including regulation “Best Interest”, may impact your investment in the company . Since the Company’s sponsor, officers and directors, most of whom are affiliates of the Placement Agent, will lose their entire investment in the Company if an initial business combination is not completed, a conflict of interest may arise in determining whether a particular business combination target is appropriate for an initial business combination . The Placement Agent has a similar conflict of interest with investors in the Company since, an underwriter of the initial public offering of the Company, the Placement Agent will not receive a portion of its underwriter fees if a business combination is not completed by the Company . Risks Related to FaZe’ Securities Following Consummation of the Business Combination If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of FaZe’s common stock may decline . An active trading market for FaZe’s shares of common stock may not be available on a consistent basis to provide stockholders with adequate liquidity . The stock price may be volatile, and stockholders could lose a significant part of their investment . There can be no assurance that the common stock issued in connection with the Business Combination will be approved for listing on Nasdaq following the closing, or that we will be able to comply with the continued listing standards of Nasdaq . FaZe has broad discretion in how it uses the net proceeds from the Business Combination and FaZe may not use them effectively .

Risk Factors (Cont.) 48 FaZe may be subject to securities litigation, which is expensive and could divert management attention . Because FaZe has no current plans to pay cash dividends for the foreseeable future, you may not receive any return on investment unless you sell your shares for a price greater than that which you paid for them . If, following the Business Combination, securities or industry analysts do not publish or cease publishing research or reports about FaZe, its business, or its market, or if they change their recommendations regarding FaZe’s securities adversely, the price and trading volume of FaZe’s securities could decline . Future sales and issuances of FaZe’s common stock or rights to purchase FaZe’s common stock, including pursuant to FaZe’s equity incentive plans, or other equity securities or securities convertible into FaZe’s common stock, could result in additional dilution of the percentage ownership of FaZe’s stockholders and could cause the stock price of FaZe’s common stock to decline . Warrants will become exercisable for the combined company’s common stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to FaZe’s stockholders . Investors in the Private Placement will experience immediate and substantial dilution . The Sponsor is entitled to have its shares of common stock of the Company be registered with the Securities and Exchange Commission . Upon the expiration of the contemplated lock - up agreement with the Sponsor, and the effectiveness of such registration, the Sponsor may sell large amounts of common stock which could have the effect of increasing the volatility in the share price of the common stock or putting significant downward pressure on the price of the class common stock . We may issue shares of preferred stock in the future, which could make it difficult for another company to acquire us or could otherwise adversely affect holders of our common stock .